Exhibit 10.10

SECOND AMENDMENT TO ASSIGNMENT AND ASSUMPTION AGREEMENT

This Second Amendment to Assignment and Assumption Agreement (the "Amendment") is made and entered into as of March 1, 2010 (the "Effective Date"), by and among Investment Concepts, Inc., a California corporation, National Tax Credit, Inc. II, a California corporation, National Tax Credit Investors II, a California limited partnership, and GAC Realty Advisors, LP, a Nevada limited partnership (each, a "Party" and any two or more, as the context requires, collectively, the "Parties"), with reference to the following:

A.                                   The Parties entered into that certain Assignment and Assumption Agreement, dated as of September 8, 2009, as amended by the First Amendment to Assignment and Assumption Agreement, dated as of January 31, 2010 (collectively, the "Agreement"), and under the terms of the Agreement, the closing of the transactions contemplated thereunder was to occur in no event later than March 1, 2010 (the "Current Closing Date").

B.                                   The Parties desires to modify the Agreement to extend the Current Closing Date as herein provided.

NOW THEREFORE, in consideration of the mutual promises and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                 Capitalized terms used herein have the same meanings as set forth in the Agreement, unless specifically defined herein.

2.                 The Closing Date is extended until March 31, 2010.

3.                 This Amendment constitutes the sole agreement of the Parties with respect to the matters herein, all prior oral or written agreements being merged herein.

4.                 This Amendment may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement.

Except as set forth above, all of the terms and conditions of the Agreement remain unmodified and in full force and effect.

[Signature on following page(s)]

                        IN WITNESS WHEREOF, the Parties have entered into this Amendment as of the Effective Date.

CO-GENERAL PARTNER:                                        INVESTMENT CONCEPTS, INC.,

                                                                                    a California corporation

                                                                                    By  /s/George Chami

                                                                                          Name:  George Chami

                                                                                          Title:  President

ASSIGNEE:                                                                 GAC REALTY ADVISORS, LP,

                                                                                    a Nevada limited partnership

                                                                                    By  First Advisors Mortgage Corp.,

                                                                                          a Nevada corporation

                                                                                          General Partner

                                                                                          By  /s/George Chami

                                                                                                Name:  George Chami

                                                                                                Title:  President

ASSIGNOR:                                                                NATIONAL TAX CREDIT, INC. II,

                                                                                    a California corporation

                                                                                    By  /s/Derek J. Hart

                                                                                          Name:  Derek J. Hart

                                                                                          Title:  Senior Vice President

                                                                                    NATIONAL TAX CREDIT INVESTORS II,

                                                                                    a California limited partnership

                                                                                    By  National Partnership Investments Corp.,

                                                                                          a California corporation,

                                                                                          General Partner

                                                                                          By  /s/Derek J. Hart

                                                                                                Name:  Derek J. Hart

                                                                                                Title:  Senior Vice President